THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                		    Dated as of April 16, 1996

                    			      between

                 		    ENCORE COMPUTER CORPORATION

                            				and

            		      GOULD ELECTRONICS INC.






			 TABLE OF CONTENTS

							     PAGE

1.   DEFINED TERMS ...........................................  2
     1.01   Definitions ......................................  2

2.   UNCOMMITTED LOANS .......................................  8
     2.01   Conversion of Uncommitted Loans ..................  8

3.   REVOLVING LOAN FACILITY .................................  8
     3.01   The Loans ........................................  8
     3.02   Manner of Borrowing ..............................  8
     3.03   Notes ............................................  9

4.   PROVISIONS RELATING TO LOANS ............................  9
     4.01   Payment in Full ..................................  9
     4.02   Payment of Interest ..............................  9
     4.03   Prepayment ....................................... 10
     4.04   Interest after Default ........................... 10
     4.05   Payments ......................................... 10
     4.06   Payment of Principal and Interest ................ 10
     4.07   Use of Proceeds .................................. 11

5.   REPRESENTATIONS AND WARRANTIES OF BORROWER .............. 11
     5.01   Integrated Group ................................. 11
     5.02   Corporate Existence .............................. 11
     5.03   Security Documents ............................... 11
     5.04   Corporate Authority; No Contravention ............ 11
     5.05   Binding Effect ................................... 12
     5.06   Financial Condition .............................. 12
     5.07   Securities and Exchange Commission Filings ....... 12
     5.08   Disclosure ....................................... 12
     5.09   Taxes ............................................ 13
     5.10   Litigation ....................................... 13
     5.11   Title to Properties; Liens ....................... 13
     5.12   Indebtedness ..................................... 14
     5.13   No Default ....................................... 14
     5.14   ERISA ............................................ 14
     5.15   Investment Company Act ........................... 14
     5.16   Subsidiaries ..................................... 14
     5.17   Environmental Matters ............................ 14

6.   AFFIRMATIVE COVENANTS ................................... 15

7.   NEGATIVE COVENANTS ...................................... 15

8.   CONDITIONS PRECEDENT .................................... 16
     8.01   Effectiveness of Agreement; Initial Loans ........ 16
     8.02   Additional Conditions to Loans ................... 17

9.   EVENTS OF DEFAULT ....................................... 18
     9.01   Events of Default ................................ 18
     9.02   Default Remedies ................................. 20
10.  GENERAL PROVISIONS ...................................... 20
     10.01  Notices .......................................... 20
     10.02  Amendment; Waiver ................................ 21



     10.03  Integration ...................................... 21
     10.04  Successors and Assigns ........................... 22
     10.05  Expenses; Documentary Taxes; Indemnification ..... 22
     10.06  Counterparts ..................................... 23
     10.07  Headings ......................................... 23
     10.08  GOVERNING LAW; SUBMISSION TO JURISDICTION ........ 23
     10.09  WAIVER OF JURY TRIAL ............................. 23


EXHIBIT A-1       -   Master Revolving Note

EXHIBIT A-2       -   Monthly Master Term Note

EXHIBIT B         -   Form of Request for Loan
			Agreement (Brevard)

EXHIBIT C-2       -   Seventh Mortgage Modification and Security
			Agreement (Broward)

EXHIBIT D-1       -   Opinion of Special Counsel to Borrower

EXHIBIT D-2       -   Opinion of General Counsel to Borrower

SCHEDULE 5.09     -   Taxes

SCHEDULE 5.10     -   Litigation

SCHEDULE 5.16     -   Subsidiaries

SCHEDULE 5.17     -   Environmental Matters

SCHEDULE 6.01(c)  -   Indebtedness

SCHEDULE 6.01(d)  -   Intercompany Indebtedness












































































	THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of
16, 1996 between ENCORE COMPUTER CORPORATION, a Delaware corporation ("Borrower"), and GOULD ELECTRONICS INC., an Ohio corporation ("Lender"), which amends and restates in its entirety the Second Amended and Restated Credit Agreement dated as of August 17, 1995 between Borrower and Lender (the Second Amended and Restated Credit Agreement").


		       W I T N E S S E T H:

	  WHEREAS, on the date hereof, the outstanding principal balance of Revolving Loans under the Amended and Restated Credit Agreement is $36,600,000; and

	  WHEREAS, the Maximum Amount of Revolving Loans under the Second Amended and Restated Credit Agreement is $25,000,000; and

	  WHEREAS, the Lender has agreed to increase the Maximum Amount of Revolving Loans to $65,000,000; and

	  WHEREAS, pursuant to the Master Purchase Agreement, dated the date hereof (the "Master Purchase Agreement"), between Lender and Borrower, an aggregate principal amount of $25,000,000 of Revolving Loans and an aggregate principal amount of $10,000,000 in Uncommitted Loans, each outstanding under the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between the Borrower and Lender, as amended by the First Amendment thereto, dated as of February 14, 1996 (as so amended, the "Second Amended and Restated Credit Agreement") are being exchanged by Lender for shares of Series H Convertible Preferred Stock of Borrower; and

	  WHEREAS, in connection with the execution of the Master Purchase Agreement, and with the increase in the Maximum Amount of Revolving Loans, Lender and Borrower have agreed to amend and restate the Second Amended and Restated Credit Agreement to eliminate the $30,000,000 uncommitted loan facility under the Second Amended and Restated Credit Agreement; and

	  WHEREAS, the total principal amount of the Uncommitted Loans remaining outstanding after the exchange of $10,000,000 in Uncommitted Loans for shares of Series H Preferred Stock is, upon execution of this Loan Agreement, to be converted into a Revolving Loan under the Revolving Credit Facility described in Section 3 and to be evidenced by a Revolving Loan Note.

	  NOW, THEREFORE, Borrower and Lender hereby amend and restate the Second Amended and Restated Credit Agreement in its entirety as follows:

     1.   DEFINED TERMS

	  01     DEFINITIONS.

	  (a) As used in this Agreement, the following terms have the following meanings:





	  "AMENDED AND RESTATED CREDIT AGREEMENT" shall mean the Amended and Restated Credit Agreement dated as of March 17, 1995 between Borrower and Lender, as amended.

	  "AFFILIATE" shall mean as to any Person, any other Person who directly or indirectly controls, is under common control with, or is controlled by such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event: (i) any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each director and officer of Borrower or any Subsidiary of Borrower shall be deemed to be, respectively, an Affiliate of Borrower. Notwithstanding the foregoing definition, in no event shall Lender or Japan Energy Corporation or any Affiliate of either be deemed to be an Affiliate of Borrower or of any of its Subsidiaries Agreement, as the same may be extended, renewed, amended, modified or supplemented from time to time.

	  "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, a day on which banks in New York, New York are authorized or required by law to close or a day on which Lender's corporate headquarters are closed.

	  "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

	  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

	  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

	  "CONSOLIDATED SUBSIDIARY" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

	  "DEFAULT" shall mean any of  the  events  specified in subsection
9.01 hereof, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition, has been satisfied.

	  "DEFERRED INTEREST AGREEMENT"   shall mean the Deferred  Interest
Agreement between Borrower and Lender, dated as of April 16, 1996.


	  "ENCORE CERTIFICATE OF DESIGNATIONS LETTER" shall mean the Encore Certificate of Designations Letter, dated April 16, 1996, from Lender to Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "ENCORE INTERNATIONAL" shall mean Encore Computer International, Inc., a Delaware corporation.

	  "ENCORE PUERTO RICO" shall mean Encore Computer de Puerto Rico, Inc., a Delaware corporation.

	  "ENCORE U.S." shall mean Encore Computer U.S., Inc., a Delaware corporation.

	  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

	  "ERISA GROUP" shall mean Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

	  "EVENT OF DEFAULT" shall mean any one of the events specified in subsection 9.01 hereof.

	  "FIFTH MORTGAGE MODIFICATION (BREVARD)" shall mean the Fifth Modification of Mortgage and Security Agreement, dated as of March 17, 1995, between Encore U.S. and Lender, relating to property in Brevard County, Florida as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "FIFTH  MORTGAGE  MODIFICATION  (BROWARD)"  shall  mean the Fifth
Modification of Mortgage and Security Agreement, dated as of March 17, 1995, between Encore U.S. and Lender, relating to property in Broward County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time the Security Agreement.

	  "FOURTH AMENDED AND RESTATED REGISTRATION AGREEMENT" shall mean the Fourth Amended and Restated Registration Agreement, dated as of December 21, 1994, between Lender and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "FOURTH MORTGAGE MODIFICATION (BREVARD)" shall mean the Fourth Modification of Mortgage and Security Agreement, dated as of December 21, 1994, between Encore U.S. and Lender, relating to property in Brevard County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "FOURTH MORTGAGE MODIFICATION (BROWARD)" shall mean the Fourth Modification of Mortgage and Security Agreement, dated as of December 21, 1994, between Encore U.S. and Lender, relating to property in Broward County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

	  "IBJ" shall mean The Industrial Bank of Japan, Limited.


	  "INDEBTEDNESS" shall mean as to any Person at any date (without duplication) (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments; (ii) all obligations of such Person to pay the deferred purchase price of property or services (other than wages), except trade accounts payable under normal trade terms and which arise, and accrued expenses incurred, in the ordinary course of business; (iii) all Capital Lease Obligations of such Person; (iv) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;
(v) all obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks or other financial institutions for the account of such Person; and (vi) all Indebtedness of others to the extent guaranteed by such Person.

	  "INTELLECTUAL PROPERTY LICENSE AGREEMENT" shall mean the Intellectual Property License Agreement, dated as of January 28, 1991, among Lender, Borrower and Encore U.S., as amended by the amendment thereto, dated August 17, 1995, and as the same may be further amended, modified, supplemented, extended or renewed from time to time.

	  "LIEN" shall mean, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset or (ii) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

	  "LOAN DOCUMENTS" shall mean this Agreement, the Master Revolving Note, the Monthly Revolving Term Notes, the Master Purchase Agreement (and other documents executed in connection therewith), the Security Agreement, the Security Documents, the Standstill Agreement, the Fourth Mortgage Modification (Brevard), the Fifth Mortgage Modification (Brevard), the Sixth Mortgage Modification (Brevard), the Seventh Mortgage Modification (Brevard), the Fourth Mortgage Modification (Broward), the Fifth Mortgage Modification (Broward), the Sixth Mortgage Modification (Broward), the Seventh Mortgage Modification (Broward), the Seventh Amended and Restated Registration Agreement, the Encore Certificate of Designations Letter, the Deferred Interest Agreement and all documents delivered or to be delivered under or pursuant to any of the foregoing, as each of the same may be amended, modified, supplemented, extended or renewed.

	  "LOANS" shall mean the Revolving Loans.

	  "MASTER AMENDMENT AGREEMENT" shall mean the Master Amendment Agreement, dated as of December 21, 1994, among Lender, Borrower, Encore International, Encore U.S. and Encore Puerto Rico, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "MASTER PURCHASE AGREEMENT" shall have the meaning  given to that

	  "MASTER REVOLVING NOTE" shall mean the Master Revolving Note, substantially in the form annexed hereto as Exhibit A-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "MASTER UNCOMMITTED LOAN NOTE" shall mean the Master Uncommitted Loan Note, as defined under the Second Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, extended or renewed from time to time.



	  "MATURITY DATE" shall mean the  earlier  of (a) April 30, 1997 or
(b) the date, if any, upon which the Loans shall become due and payable pursuant to subsection 4.01 or 9.02 hereof.

	  "MAXIMUM AMOUNT OF REVOLVING LOANS" shall mean $65,000,000.

	  "MONTHLY REVOLVING TERM NOTE" shall mean a Monthly Revolving Term Note, substantially in the form annexed hereto as Exhibit A-2, as the same may be amended, modified, supplemented, extended or renewed from time to time (collectively, the "MONTHLY TERM NOTES").

	  "MONTHLY UNCOMMITTED LOAN NOTE" shall mean a Monthly Uncommitted Loan Note, as defined under the Second Amended and Restated Credit Agreement, as the same may be amended, modified, supplemented, extended or renewed from time to time (collectively, the "Monthly Uncommitted Loan Notes").

	  "NOTES" shall mean the collective reference to the Master Revolving Note and the Monthly Revolving Term Notes.

	  "OBLIGATIONS" shall mean all loans (including the Loans), debts, liabilities, obligations, covenants and duties of any kind and nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, the Notes or the other Loan Documents, or under any other agreement contemplated herein or therein or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise) owing to Lender by Borrower or any of its Subsidiaries, absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term includes, but is not limited to, all interest, charges, expenses, attorneys' fees and other sums charged to Borrower or any of its Subsidiaries under this Agreement, the Notes or any other Loan Document.

	  "PERSON" shall mean any corporation, natural person, joint venture, partnership, trust, unincorporated organization, government or department or agency of a government.

	  "PLAN" shall mean an employee benefit plan or other plan maintained for employees of Borrower or any Subsidiary and covered by Title IV of ERISA.

	  "PRIME RATE" shall mean a fluctuating rate per annum equal to the rate of interest most recently announced by IBJ at its principal office in New York City as its prime lending rate.

	  "REVOLVING CREDIT AGREEMENT" shall mean the Amended and Restated Loan Agreement dated as of March 31,1992 between Borrower and Lender, as amended by an Amendment to Loan Agreement dated as of April 11, 1994.

	  "REVOLVING CREDIT FACILITY" shall mean the revolving credit facility described in Section 3 hereunder.

	  "REVOLVING LOAN" shall mean loans made by Lender to Borrower pursuant to Section 3 hereof.



	  "REVOLVING NOTES" shall mean the collective reference to the Master Revolving Note and the Monthly Revolving Term Notes.

	  "SECOND AMENDED  AND  RESTATED  LOAN  AGREEMENT"  shall  have the

	  "SECURITY AGREEMENT" shall mean the Amended and Restated General Security Agreement, dated as of January 28, 1991, among Lender, Borrower, and Encore U.S., as amended, modified, supplemented, extended or renewed from time to time, including, without limitation, as amended by the Master Amendment Agreement.

	  "SECURITY DOCUMENTS" shall have the meaning given to that term in the Security Agreement.

	  "SEVENTH MODIFICATION OF MORTGAGE (BREVARD)" shall mean the Seventh Modification of Mortgage and Security Agreement, dated as of the date hereof, between Encore U.S. and Lender relating to property in Brevard County, Florida, in the form annexed hereto as Exhibit C-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "SEVENTH MODIFICATION OF MORTGAGE (BROWARD)" shall mean the Seventh Modification of Mortgage and Security Agreement, dated as of the date hereof, between Encore U.S. and Lender relating to property in Broward County, Florida, in the form annexed hereto as Exhibit C-2, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "SIXTH MODIFICATION OF MORTGAGE (BREVARD)" shall mean the Sixth Modification of Mortgage and Security Agreement, dated as of August 17, 1995, between Encore U.S. and Lender relating to property in Brevard County, Florida, or renewed from time to time.

	  "SIXTH MODIFICATION OF MORTGAGE (BROWARD)" shall mean the Sixth Modification of Mortgage and Security Agreement, dated as of August 17, 1995, between Encore U.S. and Lender relating to property in Broward County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "STANDSTILL AGREEMENT" shall mean the Standstill Agreement, dated as of December 21, 1994, between Lender and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.

	  "SUBORDINATED INDEBTEDNESS" shall mean Indebtedness for which Borrower is directly and primarily liable, in respect of which none of its Subsidiaries is contingently or otherwise obligated and which is subordinated to the obligations of Borrower to pay principal of and interest on the Loans and the Notes hereunder on terms, and which contains other terms (including interest, financial covenants and amortization provisions), in form and substance satisfactory to, and approved in writing by, Lender.

	  "SUBORDINATED LOAN AGREEMENT" shall mean the Subordinated Loan Agreement dated as of March 23, 1990 between Borrower and IBJ as previously amended and assigned to EFI, pursuant to an Assignment Agreement, dated as of March 27, 1992 between IBJ and EFI, as the same may hereafter be amended, modified, supplemented, extended or renewed.

	  "SUBSIDIARY" shall mean (i) a corporation of which Borrower owns, directly or indirectly, more than 50% of the ordinary voting power for the election of directors and (ii) any partnership, association, joint venture or other entity in which Borrower and/or one or more subsidiaries of Borrower has any general partnership interest or more than a 50% equity interest at the time.

	  "TOTAL UNCOMMITTED LOANS" shall mean the aggregate principal amount of all outstanding Uncommitted Loans as of the date hereof, as set 000 shares of preferred stock, par value $.01 per share. As of
April __, 1996, there were          shares of common stock,          shares
of Series A Convertible Participating Preferred Stock,           shares  of
Series   B   Convertible  Preferred  Stock,           shares  of  Series  D
Convertible Preferred  Stock,              shares  of  Series F Convertible
Preferred Stock and          shares of Series G Convertible Preferred Stock
issued and outstanding (Series B, C, D, E, F and G together being "Preferred Stock"). All of such outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and non-assessable.

	  7. The shares of Series H Preferred Stock to be issued pursuant to the Purchase Agreement have been duly authorized and, when issued as contemplated by the Purchase Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights.


	  8. The shares of Common Stock issuable on conversion of all the shares of Series A Convertible Participating Preferred Stock and of the Preferred Stock outstanding on the date of this opinion or being issued pursuant to the Purchase Agreement have been, and the shares of Common Stock issuable on conversion of all the Preferred Stock which may be issued within one year after the date of this letter as dividends on outstanding the Preferred Stock will be, duly authorized and when issued on conversion of those shares of Series A Convertible Participating Preferred Stock and the Preferred Stock will be validly issued, fully paid and non-assessable and free of preemptive rights.

	  The opinions herein are limited to the laws of the State of Florida, the corporate laws of the State of Delaware and the federal laws of the United States, and I express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

	  This opinion is rendered solely for your benefit in connection with the transactions described above. This opinion may not be used or relied upon by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without my prior written consent, except that this opinion may be disclosed or quoted to, or filed with, a bank or insurance regulatory authority.

			       Very truly yours,




































			   SUBSIDIARIES




                                                   OWNERSHIP OF
                                    Jurisdiction    FORMATION

Encore Computer U.S. Inc.             Delaware       Encore{*}        100%
Encore Computer International Inc.    Delaware       Encore           100%
Encore Computer Limited               Canada         International{*} 100%
Encore Computer (UK) Limited          United Kingdom International    100%
Encore Computer Belgium S.A.          Belgium        International    100%
Encore Computer GmbH                  West Germany   International    100%
Encore Computer de Puerto Rico Inc.   Delaware       Encore           100%
Encore Computer S.A.                  France         International    100%
Encore Computer (Ireland) Limited     Ireland        Encore Computer B.V.99%
							    International                  1%
Encore Computer Italia S.p.A.         Italy          International    100%
Japan Encore Computer                 Japan          International/Japan 50%
							    Energy Corporation{***}       50%
Encore Computer B.V.                  Netherlands    International    100%
Encore Computer Nederlands B.V.       Netherlands    International    100%
Encore Computer Espana S.A.           Spain          International    100%
Encore Computer (Irish Partnership)   Ireland        Encore Computer B.V.50%
							    Encore Computer Ireland Ltd.  50%
Lauderdale Computer A.B.              Sweden         International    100%




<F1>{* }Encore Computer Corporation
<F2>{** }Encore Computer International
<F3>{*** }Not an Encore subsidiary





















						  SCHEDULE 5.09




		      TAX RETURN INFORMATION

RETURNS CURRENTLY UNDER AUDIT                             EXTENSION GRANTED
Federal Income Tax Return 1992, 1993 and 1994                   None
Virginia Sales Tax Returns                                    In Appeals
California Sales and Use Tax                                    None
Texas Sales and Use Taxes                                       None
FOREIGN INCOME TAX RETURNS UNDER AUDIT
NONE




NB91196.7





































						    SCHEDULE 5.17



		       ENVIRONMENTAL MATTERS


Reference is made to the reports dated May 1990 prepared for Encore by Camp, Dresser & McKee, an environmental firm relating to (i) certain asbestos-containing floor coverings at Encore's corporate headquarters in Plantation, Florida and at the Melbourne, Florida facilities and (ii) underground storage tanks located at the Melbourne, Florida facilities. Copies of this report have been provided to Gould Electronics, Inc. Substantial work has been done at the Melbourne facility to remove the tanks and clean the area of remaining residuals. The site is currently in a "Monitoring Only" status as assessed by the Florida Department of Environmental Protection.

Reference is also made to the liabilities incurred in connection with the property formerly leased by System Engineering Laboratories, Inc. and located at 3000 S. Andrews Avenue, Fort Lauderdale, Florida. These liabilities were assumed by Gould Electronics, Inc.

Reference is made to the possible liability as a party potentially responsible for less than 1% of the waste at the Seaboard Chemical Site located in North Carolina and as further described in the September 19, 1991 memorandum from Schiff Hardin & Waite. A copy of that memorandum and attachments has been furnished to Gould Electronics, Inc.



NB91196.7




























						   EXECUTION COPY